Exhibit 99.1

Sandler O’Neill
+
Partners
East Coast Financial Services Conference
November 11-13, 2009
Sandler O’Neill
+
Partners
East Coast Financial Services Conference
November 11-13, 2009
Susquehanna Bancshares, Inc.
Lititz, Pennsylvania
William J. Reuter – Chairman and CEO
Drew K. Hostetter – Chief Financial Officer
Michael M. Quick – Chief Credit Officer

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, management may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna. We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our quarterly report on
Form 10-Q for the quarter ended September 30, 2009, and our annual report on
Form 10-K for the year ended December 31, 2008. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Susquehanna Profile
Susquehanna Profile
Overview
Geography
Size
Shareholder
base
221 branches in PA, NJ, MD, WV
$13.7 billion in assets
$8.9 billion in deposits
$6.2 billion in assets under management & administration
86.4 million shares outstanding
28,100 shareholders (record and street)
47% institutional holders (as of 6/30/09)
Headquartered in Lititz, PA
Offers tailored products and services through its community bank, trust and investment company, asset management, P&C insurance brokerage, and leasing companies

Susquehanna Branch Footprint Susquehanna Branch Footprint PA WV VA DC MD DE NJ NY CT SUSQ MSA rank by market share 1–3 4–6 7–10 10+ No. of branches 221

Susquehanna Demographics
Susquehanna Demographics
3.1%
5.9%
0.8%
4.9%
1.7%
5.6%
3.1%
4.2%
4.6%
4.1%
Population growth     2009 - 2014 Median HH income growth 2009 - 2014
SUSQ PA NJ MD US
$57,512
$72,809
$53,225
$67,267
$54,719
Median HH income 2009

Susquehanna’s Strength of
Presence
Susquehanna’s Strength of
Presence
1
Greater than 10% of deposits in market
MSA
Market
Rank
Branches in
MSA
Deposits in
MSA
($mm)
Percent of
National
Franchise
(%)
Presence
strength¹
Lancaster, PA 2 42 $1,672 18.5%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 17 32 1,156 12.8%
Baltimore-Towson, MD 7 26 1,101 12.2%
York-Hanover, PA 2 22 821 9.1%
Harrisburg-Carlisle, PA 9 16 428 4.7%
Hagerstown-Martinsburg, MD-WV 1 13 605 6.7%
Reading, PA 7 9 398 4.4%
Sunbury, PA 1 8 283 3.1%
Chambersburg, PA 4 7 292 3.2%
Allentown-Bethlehem-Easton, PA-NJ 15 7 248 2.7%
Williamsport, PA 3 7 246 2.7%
Vineland-Millville-Bridgeton, NJ 3 6 398 4.4%
Atlantic City-Hammonton, NJ 8 6 270 3.0%
Pottsville, PA 4 6 212 2.4%
Cumberland, MD-WV 1 5 271 3.0%
Gettysburg, PA 3 3 135 1.5%
Scranton-Wilkes-Barre, PA 19 3 119 1.3%
Selinsgrove, PA 4 3 80 0.9%
Ocean Pines, MD 9 1 38 0.4%
Lewisburg, PA 7 1 19 0.2%
Counties (not in any MSA)
Bedford, Pennsylvania 1 5 $152 1.7%
Garrett, Maryland 3 2 97 1.1%
Sorted by # of branches

Improved Market Position Across
Franchise
Improved Market Position Across
Franchise
Sorted by 2009 market rank
Market share MSA rank by market share
MSA 2004 2009 % change 2004 2009 Change
Current rank 1-3
Hagerstown-Martinsburg, MD-WV 19.0% 18.7% (0.3%) 1 1 Flat
Sunbury, PA 17.6% 22.9% 5.4% 2 1 + 1
Cumberland, MD-WV 24.5% 29.5% 5.0% 2 1 + 1
Lancaster, PA 13.6% 18.4% 4.7% 3 2 + 1
York-Hanover, PA 3.6% 13.2% 9.7% 11 2 + 9
Vineland-Millville-Bridgeton, NJ 0.0% 16.0% 16.0% NA 3 NA
Williamsport, PA 15.1% 14.0% (1.1%) 3 3 Flat
Gettysburg, PA 0.0% 11.5% 11.5% NA 3 NA
Current rank 4-6
Chambersburg, PA 13.2% 15.5% 2.3% 4 4 Flat
Pottsville, PA 0.0% 10.5% 10.5% NA 4 NA
Selinsgrove, PA 8.5% 13.6% 5.1% 5 4 + 1
Current rank 7-10
Baltimore-Towson, MD 2.1% 2.0% (0.1%) 8 7 + 1
Reading, PA 3.4% 5.3% 1.9% 8 7 + 1
Lewisburg, PA 2.8% 2.9% 0.1% 7 7 Flat
Atlantic City-Hammonton, NJ 0.0% 6.1% 6.1% NA 8 NA
Harrisburg-Carlisle, PA 0.0% 4.6% 4.6% NA 9 NA
Ocean Pines, MD 2.3% 3.0% 0.8% 9 9 Flat
Current rank 10+
Allentown-Bethlehem-Easton, PA-NJ 2.1% 1.8% (0.3%) 11 15 - 4
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 0.9% 0.8% (0.2%) 17 17 Flat
Scranton-Wilkes-Barre, PA 0.0% 1.1% 1.1% NA 19 NA

Loan Composition 09/30/09
Total Loans $9,863,705 Yield = 5.66%
Loan Composition 09/30/09
Total Loans $9,863,705 Yield = 5.66%
Real estate
secured -
commercial
31%
Real estate
secured -
residential
24%
Real estate
construction
12%
Commercial,
financial and
agricultural
21%
Consumer &
leases
12%

Loan Trends
Loan Trends
%
Increase/
9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 (Decrease)
Commercial, financial and agricultural 1,987,149 2,063,942 2,222,518 2,138,732 2,096,869 5.5
Real estate construction 1,305,935 1,313,647 1,308,187 1,282,201 1,208,706 (7.4)
Real estate secured -residential 2,248,002 2,298,709 2,303,210 2,344,976 2,350,192 4.5
Real estate secured -commercial 2,833,555 2,875,502 2,912,866 2,977,682 3,016,452 6.5
Consumer & leases 1,079,453 1,102,073 1,019,282 1,173,027 1,191,486 10.4
Total 9,454,094 9,653,873 9,766,063 9,916,618 9,863,705 4.3
In thousands

Deposit Composition 09/30/09
Total Deposits $8,900,313 Yield = 1.69%
Deposit Composition 09/30/09
Total Deposits $8,900,313 Yield = 1.69%
Interest-bearing
demand
33%
Savings
8%
Time <$100
31%
Time >$100
14%
Demand
14%

Deposit Trends
Deposit Trends
%
Increase/
9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 (Decrease)
Demand 1,228,255 1,201,416 1,242,979 1,253,124 1,210,770 (1.4)
Interest-bearing demand 2,446,467 2,528,475 2,780,871 2,831,315 2,962,307 21.1
Savings 712,930 695,275 731,166 746,164 724,487 1.6
Core Deposits 4,387,652 4,425,166 4,755,016 4,830,603 4,897,564 11.6
Time <$100 2,962,563 3,045,653 2,976,434 2,887,967 2,747,706 (7.3)
Time >$100 1,843,926 1,595,674 1,408,350 1,307,379 1,255,043 (31.9)
Total deposits 9,194,141 9,066,493 9,139,800 9,025,949 8,900,313 (3.2)
In thousands

Earnings Trends
Earnings Trends
1st Q 2nd Q 3rd Q 4th Q 1st Q 2nd Q 3rd Q
Net Interest Margin (FTE) 3.71% 3.66% 3.60% 3.52% 3.40% 3.52% 3.64%
In-Market Peer Average 3.48% 3.50% 3.53% 3.45% 3.17% 3.27% 3.38%
Core Pre-Provision,
Pre-Tax Income (In millions) 49.1 53.4 52.0 48.4 35.8 40.9 49.2
2008 2009

Fee Generating Subsidiaries

Valley Forge Asset Management
Valley Forge Asset Management
Offers investment advisory, asset management and brokerage
services for institutional and high net worth individuals
$2.6 billion in assets under management
2007 2008
Forecast
2009
$19.8 $15.6 $13.4
Revenue (In millions)

Stratton Management
Stratton Management
Focuses on institutions, pensions, endowments
and high net worth individuals
Manages and advises the Stratton Mutual Funds
which includes Morningstar 4-star rated:
Stratton Small-Cap Value Fund
Stratton Multi-Cap Fund
Stratton Monthly Dividend REIT Shares
$2.2 billion in assets under management
2007 2008
Forecast
2009
$15.2 $14.8 $12.2
Revenue (In millions)

Susquehanna Trust & Investment Company
Susquehanna Trust & Investment Company
Offers traditional trust and custodial services to high net worth individuals, businesses and non-profit entities
$765 million in assets under management
$672 million in assets under administration
2007 2008
Forecast
2009
$13.3 $15.6 $15.4
Revenue (In millions)

Hann Financial Service Corporation
Hann Financial Service Corporation
Provides comprehensive consumer vehicle financing services to customers in New Jersey, eastern Pennsylvania and southeastern
New York
2007 2008
Forecast
2009
$27.3 $24.3 $29.8
Revenue (In millions)

The Addis Group
The Addis Group
Provides tailored insurance products to medium and large sized companies primarily located in southeastern Pennsylvania,
southern New Jersey and northern Delaware
2007 2008
Forecast
2009
$12.6 $12.4 $12.4
Revenue (In millions)

Credit Quality

Summary of Credit Metrics
Summary of Credit Metrics
$ In thousands 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Provisions 9,837 13,765 17,704 22,525 35,000 50,000 48,000
Net charge-offs (NCO) 5,411 10,726 8,162 14,351 16,584 24,648 36,946
Non-performing assets (NPA) 91,991 91,516 109,285 118,192 169,236 255,962 280,041
Reserves 92,995 96,033 105,575 113,749 132,164 157,516 168,570
NPA generation 26,152 10,251 25,931 23,258 67,628 111,374 61,025
Key ratios:
NCO / Avg. Loans and Leases
SUSQ 0.25% 0.48% 0.35% 0.60% 0.70% 1.01% 1.48%
In-market peer avg 0.19% 0.36% 0.38% 1.03% 0.96% 1.37% 1.11%
NPA / Total Loans and Leases + OREO
SUSQ 1.03% 0.99% 1.15% 1.22% 1.73% 2.57% 2.83%
In-market peer avg 0.88% 0.88% 1.13% 1.53% 1.97% 2.71% 2.94%
Reserves / Total Loans and Leases
SUSQ 1.05% 1.04% 1.12% 1.18% 1.35% 1.59% 1.71%
In-market peer avg 1.19% 1.20% 1.26% 1.47% 1.57% 1.78% 2.07%
2009 2008

Aggressive actions taken to offset
weak economic backdrop
Aggressive actions taken to offset
weak economic backdrop
Redesigned processes to handle weak economic outlook
Loan Review was divided into two groups
Work-Out Department (Credit Risk Management) divided to focus on small and large non-accruing loans
Special Asset Group focuses on all criticized loans
Key steps taken to enhance the credit management
process:
•
Substandard Loans were evaluated every quarter for impairment.
All loans with aggregate exposure of $5 million or greater were evaluated for global cash flow
Construction loan criteria was strengthened to be more strict than regulatory guidelines

Credit Migration by Portfolio Type
Credit Migration by Portfolio Type
Non-performing Loans 12/31/2007 12/31/2008 3/31/2009 6/30/2009 9/30/2009
Commercial, financial and agricultural 0.29 0.80 1.23 1.18 1.03
Real estate construction 1.62 3.79 5.49 8.05 8.49
Real estate secured -residential 0.55 0.79 0.88 1.35 1.53
Real estate secured -commercial 0.69 0.81 1.29 2.22 2.95
Consumer & leases 0.34 0.01 0.02 0.20 0.71
Total 0.68 1.12 1.60 2.30 2.61
Total Past Due Loans
Commercial, financial and agricultural 1.61 1.39 1.04 0.96 0.99
Real estate construction 2.91 1.57 2.99 0.73 1.37
Real estate secured -residential 1.39 1.65 1.65 0.83 0.98
Real estate secured -commercial 0.90 1.90 1.48 1.63 0.99
Consumer & leases 1.25 1.30 1.40 1.09 1.43
Total 1.50 1.62 1.62 1.12 1.09
Net Charge-offs (Annualized)
Commercial, financial and agricultural 0.28 0.78 0.83 1.05 1.51
Real estate construction 0.19 0.68 2.19 4.16 7.00
Real estate secured -residential 0.11 0.16 0.36 0.17 0.31
Real estate secured -commercial 0.22 0.06 (0.07) 0.38 0.51
Consumer & leases 0.64 0.75 1.31 0.65 0.66
Total 0.26 0.40 0.69 1.01 1.50
%

Liquidity

Summary of Liquidity Position
Summary of Liquidity Position
Liquidity management team regularly monitors performance and outlook
Strong liquidity position despite adverse economic environment
Continues to renew and attract core funding at market rates
Liquid and conservatively invested securities portfolio
Access to Fed window
Access to FHLB borrowings
Parent liquidity greater than $380 million with no debt due in the next three years

Wholesale Funding
Wholesale Funding
As of September 30, 2009 Unused
(In billions) Capacity Outstanding Capacity
Brokered CDs $ 0.9 $ 0.0 $ 0.9
FRB - Discount Window 0.8 0.4 0.4
Federal Funds Purchased 1.3 0.2 1.1
FHLB Advances 2.1 1.0 1.1
Subtotal $ 5.1 $ 1.6 $ 3.5
Repos 0.4
Long-term Debt Other 0.2
Total Outstanding $ 2.2

Securities Portfolio
Securities Portfolio
At September 30, 2009 Amortized Fair
(In millions) Cost Value Difference
Available-for-sale:
U.S. Government agencies $277.8 $284.8 $7.0
State and municipal 347.2 359.7 12.5
Agency residential mortgage-backed 646.6 675.4 28.8
Non-agency residential mortgage-backed 178.6 143.1 (35.5)
Commercial mortgage-backed 192.7 191.6 (1.1)
Synthetic collateralized debt obligations 1.5 1.1 (0.4)
Other structured financial products 26.2 13.9 (12.3)
Equities 146.5 144.3 (2.2)
Subtotal $1,817.1 $1,813.9 ($3.2)
Held-to-maturity:
Other 4.6 4.6 0.0
State and municipal 4.4 4.4 0.0
Subtotal $9.0 $9.0 $0.0
Total investment securities $1,826.1 $1,822.9 ($3.2)

Other-Than-Temporary Impairment
Other-Than-Temporary Impairment
(In thousands) 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Portfolio Balance $2,043,217 $2,033,509 $2,039,590 $1,879,891 $1,851,155 $1,789,267 $1,822,895
OTTI Charge 0 0 17,550 0 0 973 0
OTTI as a%
of Investments 0.00% 0.00% 0.86% 0.00% 0.00% 0.05% 0.00%
In market peer avg. 0.04% 0.58% 0.91% 2.34% 0.33% 1.19% 3.28%
2008 2009

Capital

Capital Ratios
Capital Ratios
12/31/2007 12/31/2008 3/31/2009 6/30/2009 9/30/2009
Tangible Common Equity / Tangible Assets 6.0 4.6 4.5 4.6 4.9
Tier 1 Common Capital 6.8 6.1 6.0 5.9 5.9
Tier 1 9.2 11.2 11.1 11.0 11.1
Total Risk-based Capital 11.3 13.5 13.7 13.4 13.5
Leverage 8.2 9.9 9.8 9.6 9.7
%

Stress Test – Capital Ratios
Stress Test – Capital Ratios
Base Stress Stress
Case Case Limit
Estimated Credit Losses for 2010
( In millions) 88.0 205.0 285.0
Capital Ratios (December 31, 2010)
Tangible Common Equity / Tangible Assets 5.1 4.5 4.2
Tier 1 Common Capital 6.1 5.4 5.2
Tier 1 10.8 10.2 10.2
Total Risk-based Capital 12.8 12.2 12.3
Leverage 9.5 8.9 8.9
%

Reasons to Invest in Susquehanna
Reasons to Invest in Susquehanna
Diversified financial holding company
Comparatively stable market
Do business only in our geographic footprint (Mid-Atlantic)
Current stock price less than tangible book value
Current stock price not reflective of underlying franchise
potential